EXHIBIT 10.19

AMENDMENT NO. 3
TO
SECOND AMENDED AND RESTATED
AGREEMENT OF LIMITED PARTNERSHIP
OF
PARKWAY PROPERTIES LP

THIS AMENDMENT NO. 3 TO THE SECOND AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP (“Amendment No. 3”), dated as of December 31, 2015, is entered into by and between Parkway Properties, Inc., a Maryland corporation (the “Company”), and Parkway Properties General Partners, Inc. (the “General Partner”), a Delaware corporation, and amends that certain Second Amended and Restated Agreement of Limited Partnership of Parkway Properties LP (the “Partnership”), a Delaware limited partnership, dated February 27, 2013, as amended (the “Partnership Agreement”).

WHEREAS, pursuant to the terms of Section 7.3 of the Partnership Agreement, the General Partner, in its capacity as general partner of the Partnership, and the Company, as the holder of a Majority in Interest of the Limited Partners, wish to amend the Partnership Agreement on the terms as set forth herein.

NOW, THEREFORE, BE IT RESOLVED, that for good and adequate consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

Section 1    AMENDMENTS

The Partnership Agreement shall be amended by deleting existing Exhibit A thereto and replacing such exhibit with new Exhibit A attached hereto.

Section 2    NO OTHER CHANGES

Except as expressly amended hereby, the Partnership Agreement shall in all respects continue in full force and effect and the General Partner and the Company ratify and confirm that they continue to be bound by the terms and conditions thereof.

Section 3    APPLICABLE LAW

This Amendment No. 3 shall be construed in accordance with and governed by the laws of the State of Delaware, without regard to the principles of conflicts of law.

Section 4    CAPITALIZED TERMS

All capitalized terms used in this Amendment No. 3 and not otherwise defined herein shall have the meanings assigned to such terms in the Partnership Agreement.

[signature page follows]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 3 to the Second Amended and Restated Partnership Agreement of Parkway Properties LP as of the date first written above.

THE GENERAL PARTNER:

PARKWAY PROPERTIES GENERAL PARTNERS, INC.

By:    s/ David O'Reilly
Name:    David O’Reilly
Title:    Executive Vice President and
Chief Financial Officer

By:    s/ Jeremy Dorsett
Name:    Jeremy Dorsett
Title:     Executive Vice President,
General Counsel and Secretary

THE COMPANY:

PARKWAY PROPERTIES, INC.

By:    s/ David O'Reilly
Name:    David O’Reilly
Title:    Executive Vice President and
Chief Financial Officer

By:    s/ Jeremy Dorsett
Name:    Jeremy Dorsett
Title:     Executive Vice President,
General Counsel and Secretary

[Signature page to Amendment No. 3 to Parkway Properties LP Second Amended and Restated Agreement of Limited Partnership]

Exhibit A

PARKWAY PROPERTIES LP
EXHIBIT A

Partner	Partnership	Certificate Number (If Applicable)
Parkway Properties, Inc. (the “Company”)[1]	111,631,153 Common Limited Partnership Units[2]	N/A
Jeffrey N. Meltzer[3]	659 Common Limited Partnership Units	N/A
John A. Meltzer[3]	659 Common Limited Partnership Units	N/A
Andrew Silverman[4]	223,635 Common Limited Partnership Units	013
Andrew Silverman[4]	53,565 Common Limited Partnership Units	014
Alexander D. Silverman[4]	223,635 Common Limited Partnership Units	015
Alexander D. Silverman[4]	53,565 Common Limited Partnership Units	016
Parkway Properties General Partners, Inc.[5]	110,958 Class A General Partnership Units	N/A
Maguire Thomas Partners - Philadelphia, Ltd.[6]	1,343,263 Common Limited Partnership Units	N/A
Thomas Investment Partners, Ltd.[6]	1,224,859 Common Limited Partnership Units	N/A
Maguire Thomas Partners - Commerce Square II, Ltd.[6]	882,290 Common Limited Partnership Units	N/A
The Lumbee Clan Trust[6]	708,147 Common Limited Partnership Units	N/A
Thomas Master Investments, LLC[6]	2,235 Common Limited Partnership Units	N/A
Thomas Partners, Inc.[6]	52,310 Common Limited Partnership Units	N/A
Diana Laing[6]	44,564 Common Limited Partnership Units	N/A
Paul Rutter	14,332 Common Limited Partnership Units	N/A
Thomas S. Ricci[6]	5,096 Common Limited Partnership Units	N/A
________________________

1	Capital Contribution consists of $9,900 plus those properties and cash contributed subsequent to the Effective Date.
2	Adjusted from time to time to take into account redemptions and issuances of stock by the Company and the corresponding unit issuances and redemptions by the Partnership.
3
Capital Contribution consists of 47.5% General Partnership Interest in and to the 111 Capitol Building Limited Partnership to Parkway Jackson LLC (a limited liability company which is wholly owned by the Limited Partnership).

4
Capital Contribution consists of 100% membership interest in PKY Lincoln Place LLC, a Delaware limited liability company, as the owner of Lincoln Place, 1601 Washington Avenue, Miami Beach, Florida, as assigned to PKY Lincoln Place Holdings, LLC (a limited liability company which is wholly owned by the Limited Partnership).

5	Capital Contribution consists of $100 plus those properties contributed subsequent to the Effective Date.
6
Capital Contribution consists of the operating partnership units of Thomas Properties Group, LP that were exchanged for Common Limited Partnership Units in connection with the mergers pursuant to that certain agreement and plan of merger between Parkway Properties, Inc., the Partnership, PKY Masters LP, Thomas Properties Group, Inc. and Thomas Properties Group, L.P. dated September 4, 2013.